AIA® Document A101™ - 1997

Standard Form of Agreement Between Owner and Contractor
where the basis of payment is a STIPULATED SUM

AGREEMENT  made as of the Sixteenth day of August in the year of Two Thousand Six
(In words, indicate day, month and year)

BETWEEN  the Owner:
(Name, address and other information)

Ambassador Group, Inc. General Corporation
110 S Ferrall Street
Spokane, WA 99202
Telephone Number: 800.669.7882

and the Contractor:
(Name, address and other information)

Graham Construction and Management, Inc.
P.O. Box 11954
Spokane, WA 99212
Telephone Number: 509.534.1030

The Project is:
(Name and location)

People To People Ambassador Programs
South 2001 Flint Road
Pacific Northwest Technology Park
Spokane County, Washington

The Architect is:
(Name, address and other information)

wolfe Architectural group
1015 N. Calispel St., Suite 'B'
Telephone Number: 509.455.6999
Fax Number: 509.455.3933

The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

ARTICLE 1 THE CONTRACT DOCUMENTS
The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern. The Contract Documents shall not be construed to create a contractual relationship of any kind: (1) between the Architect, the Architect's consultants or the Owner's consultants, on the one hand, and the Contractor, on the other hand; or (2) between the Owner and a Subcontractor; or (3) between any persons or entities other than the Owner and the Contractor.

ARTICLE 2 THE WORK OF THIS CONTRACT
The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others. The Work shall include, but not be limited to, the Work described in the Contract Documents. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor subject to and in accordance with the requirements of the Contract Documents.

Contractor and all Subcontractors acknowledge their familiarity and experience with generally accepted published standards of quality and workmanship applicable to the portions of the Work performed by them. The requirements of any indicated reference standard are hereby incorporated into the Plans and Specifications and made a part thereof, to the extent indicated by the applicable reference thereto.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
§ 3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. All dates and time limits set forth in this Agreement with respect to the Contractor's obligations to perform are time of the essence. By executing this Agreement, the Contractor acknowledges and agrees that the Contract Time to complete the Work and perform the Construction Services is a reasonable period of time.
(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

The commencement date will be fixed in a notice to proceed as issued on August 15, 2006

If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

N/A

§ 3.2 The Contract Time shall be measured from the date of commencement to April 15, 2007 (Phase I: Production Building) and to August 15, 2007 (Phase II: Complete Project).

§ 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than _____ days from the date of commencement, or as follows:
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

The Contractor shall achieve Substantial Completion as follows:

Portion of Work	Substantial Completion Date
Phase I: Production Building	4/15/2007
Phase II: Complete Project	8/15/2007

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

, subject to adjustments of this Contract Time as provided in the Contract Documents. All dates and time limits set forth in this Agreement with respect to the Contractor's obligations to perform are time of the essence. By executing this Agreement, the Contractor acknowledges and agrees that the Contract Time to complete the Work is a reasonable period of time.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)
Per Supplementary Conditions Section 00800, Item 9:
9.      Add the following Paragraph 9.11 to Article 9:
9.11    Liquidated Damages
9.11.1  The Contractor and the Contractor's surety, if any, shall be liable and shall pay the Owner the sums hereinafter stipulated as liquidated damages for each calendar day of delay until the Work is substantially complete: Ten Thousand Dollars ($10,000.00 for the first day and $3,000.00 for each day there after).

ARTICLE 4 CONTRACT SUM
§ 4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Twelve Million Two Hundred Fifty Thousand Two Hundred Thirty-two Dollars and Zero Cents ($ 12, 250,232.00), subject to additions and deductions as provided in the Contract Documents.

§ 4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires)

Base bid:	$12,154,232.00
Add Alternate #1: Performance Bond:	$96,000.00
Total Contract and Material Bond:	$12,250,232.00

§ 4.3 Unit prices, if any, are as follows:

Description	Units	Price ($.00)
N/A

ARTICLE 5 PAYMENTS
§ 5.1 PROGRESS PAYMENTS
§ 5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§ 5.1.3 Povided that an Application for Payment is received by the Architect not later than the Twenty-fifth day of a month, the Owner shall make payment to the Contractor not later than the Twentieth day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Thirty (30) days after the Architect receives the Application for Payment.

§ 5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire ContractSum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment. In addition, each Application for Payment shall be in a form acceptable to the Owner and shall be accompanied by the following items:

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

(i)
Conditional Waiver and Release Upon Progress Payment documents in the form attached hereto as Exhibit B, for the entire amount and all Work covered by the subject Application for Payment and executed by the Contractor, all Subcontractors, suppliers and materialmen and any person who has filed a preliminary notice on the Project; and

(ii)
Unconditional Waiver and Release Upon Progress Payment documents in the form attached hereto as Exhibit C, for all Work for which payment was made at least thirty (30) days prior to the submission of the current Application for Payment and executed by the Contractor, all Subcontractors, suppliers and materialmen and any other applicable persons.

§ 5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ 5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1
Take that portion of the Contract Sum properly allocable to completed Work as determined bymultiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Five percent ( 5.00% ). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

.2
Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Five percent ( 5.00%);

.3	Subtract the aggregate of previous payments made by the Owner; and

.4	Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.

§ 5.1.7 progress payment amount determined in accordance with Section 5.1.6 shall be further modified under the following circumstances:

.1
Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and(Section 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2	Add, if final completion of the Work is thereafter materially delayed through no fault of theContractor, any additional amounts payable in accordance with Section 9.10.3 of AIA Document A201-1997.

§ 5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

N/A

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

§ 5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ 5.2 FINAL PAYMENT

(Paragraph deleted)

§ 5.2 Concurrently with receipt of Final Payment, the Contractor shall submit to the Owner Unconditional Waiver and Release upon Final Payment documents in the form of Exhibit C, for all Work, executed by the Contractor, Subcontractors, suppliers and materialmen and any other applicable person. Final Payment does not relieve the Contractor of any obligation, which the Contractor may have under the terms hereof to remedy deficiencies, whether known or unknown, in the Work.

.1
the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2	a final Certificate for Payment has been issued by the Architect.

.3	all work has been fully completed in accordance with the Plans and Specifications and all written Change Orders;

.4	all utilities within the Scope of the Work have been connected and are capable of fully functioning;

.5	all claims of Subcontractors of any tier, suppliers, materialmen, workers and union pension funds have been paid and lien releases have been provided as required below;

.6	the Contractor has delivered to the Owner the following items:
(a)	a written certification that all Work has been fully completed in accordance with the Plans and Specifications and all written Change Orders;
(b)	final as-built drawings;
(c)	a final version of the Construction Schedule reflecting the actual scheduling pursuant to which the Work was completed;
(d)	a Final Certificate of Occupancy issued by applicable governmental authorities and proof that all of the benefits of occupancy of the Project may be utilized by the Owner;
(e)
all bills of sale and warranties obtained from or by the Contractor, Subcontractors, suppliers and materialmen, including those specifically required by the Contract Documents, together with assignments of such warranties to the Owner if not already made expressly in favor of the Owner;

(f)	a final detailed accounting of the Schedule of Values to include all change orders.
(g)
Conditional Waiver and release Upon Final Payment documents in the form of Exhibit B, for all Work, executed by the Contractor, all Subcontractors, suppliers and materialmen, and all other applicable persons.

§ 5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

N/A

ARTICLE 6 TERMINATION OR SUSPENSION
§ 6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

§ 6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

ARTICLE 7 MISCELLANEOUS PROVISIONS
§ 7.1 here reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

§ 7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)

( 10% ) per annum

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 7.3 The Owner's representative is:
(Name, address and other information)

Chadwick Byrd, CFO Ambassador Programs, Inc. 110 S Ferrall Street Spokane, WA 99202

§ 7.4 The Contractor's representative is:
(Name, address and other information)

Brian Holecek, PM
Graham Construction and Management
P.O. Box 11954
Spokane, WA 99212

§ 7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days written notice to the other party.

§ 7.6 Other provisions: The Contractor warrants and represents to the Owner that it and its Subcontractors each hold the appropriate Washington contractor's license required for the Work, that the Contractor's license number is GRAHACM 954CG, and that the Contractor and its Subcontractors shall maintain such licenses in effect and in good standing at all times during performance of the Work.

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS
§ 8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997, as modified herein.

§ 8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

§ 8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated June 28, 2006 , and are as follows

Document	Title	Pages
00800	Supplementary Conditions	4
	(A201)

§ 8.1.4 The Specifications are those contained in the Project Manual dated as in Section 8.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)
Exhibit A

(Rows deleted)

§ 8.1.5 The Drawings are as follows, and are dated June 28, 2006 unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)
Exhibit A

(Rows deleted)

§ 8.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
Addendum #1	7/24/2006	59
Addendum #2	7/25/2006	5
Addendum #3	8/16/2006	4

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

§ 8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Performance and Material Bond
Insurance Certificates
This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the
Contract, and the remainder to the Owner.

OWNER (Signature)	CONTRACTOR (Signature)

Chadwick Byrd, CFO	Lawrence E. Wiberg, President
(Printed name and title)	(Printed name and title)

AlA Document A101™ - 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document Is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result In severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:21:17 on 09/25/2006 under Order No.1000249655_1 which expires on 7/20/2007, and is not for resale.
User Notes:

PEOPLE TO PEOPLE	A101-1997 EXHIBIT A
AMBASSADOR PROGRAMS	August 16, 2006
wolfe Architectural group, p.s.	Page 1

EXHIBIT A
CONTRACT DOCUMENTS LISTING
AUGUST 16, 2006

OWNER:	AMBASSADOR GROUP, INC

GENERAL CONTRACTOR:	GRAHAM CONSTRUCTION
AND MANAGEMENT, INC.
P.O. BOX 11954
SPOKANE, WASHINGTON 99212

PROJECT:	PEOPLE TO PEOPLE
AMBASSADOR PROGRAMS
2001 S. FLINT ROAD
SPOKANE, WASHINGTON
BID PACKAGE #2
BUILDING CONSTRUCTION
AND SITE IMPROVEMENTS

THE FOLLOWING IS A LISTING OF THE CONTRACT DOCUMENTS.

1.	AGREEMENT BETWEEN OWNER AND CONTRACTOR (REVISED AIA FORM A101-1997).

2.	GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION (AIA DOCUMENT A201- 1997).

3.	SUPPLEMENTARY CONDITION SECTION 00800 - PROJECT MANUAL DATED JUNE 28, 2006

4.	OFFICIAL NOTICE TO PROCEED DATED AUGUST 15, 2006.

5.	BID PROPOSAL PREPARED BY GRAHAM CONTRACTING LTD. AND SENT TO WOLFE ARCHITECTURAL GROUP.

6.	PROJECT ADDENDUM #1 DATED JULY 24, 2006 AS PREPARED BY WOLFE ARCHITECTURAL GROUP.

7.	PROJECT ADDENDUM #2 DATED JULY 25, 2006 AS PREPARED BY WOLFE ARCHITECTURAL GROUP.

8.	PROJECT ADDENDUM #3 DATED AUGUST 16, 2006 AS PREPARED BY WOLFE ARCHITECTURAL GROUP.

9.	PROJECT MANUAL DATED JUNE 28, 2006, AS PREPARED BY WOLFE ARCHITECTURAL GROUP.

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PEOPLE TO PEOPLE	A101-1997 EXHIBIT A
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SPECIFICATIONS INDEX

DIVISION 1 - GENERAL REQUIREMENTS

01010	Summary
01027	Applications for Payment
01030	Alternates
01034	Allowances
01035	Contract Modification Procedures
01040	Project Coordination
01045	Cutting and Patching
01095	Reference Standards and Definitions
01200	Project Meetings
01300	Submittals
01400	Quality Control Services
01500	Temporary Facilities
01600	Materials and Equipment
01631	Product Substitutions
01700	Project Closeout
01740	Warranties and Bonds

DIVISION 2 - SITE CONSTRUCTION - *RE-ISSUED FROM BID PACKAGE #1

*02110	Temporary Erosion Control
*02230	Site Clearing
*02240	Dewatering
*02260	Excavation Support and Protection
*02300	Earthwork
*02510	Water Distribution
02520	Cast In Place Concrete Site Elements
*02530	Sanitary Sewerage
*02553	Natural Gas Distribution
*02630	Storm Drainage
02741	Hot Mix Asphalt Paving
02764	Pavement Joint Sealants
02810	Irrigation Systems
02821	Chain Link Fences And Gates
02870	Site and Street Furnishings
02920	Lawn and Grasses
02930	Exterior Plants

DIVISION 3 - CONCRETE

03300	Cast-In-Place Concrete
03350	Concrete Finishes
03450	Plant Cast Architectural Concrete
03540	Self-Leveling Concrete Topping

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DIVISION 4 - MASONRY

04810	Unit Masonry Assemblies

DIVISION 5 - METALS

05120	Structural Steel
05210	Steel Joists
05310	Steel Deck
05500	Metal Fabrications
05511	Metal Stairs
05521	Pipe and Tube Railings
05700	Ornamental Metals

DIVISION 6 - WOOD AND PLASTICS

06100	Rough Carpentry - Review by Structural
06200	Finish Carpentry
06402	Interior Architectural Woodwork

DIVISION 7 - THERMAL AND MOISTURE PROTECTION

07131	Sheet Waterproofing
07190	Water Repellents
07210	Building Insulation
07260	Vapor Retarders
07412	Metal Wall Panels
07540	Thermoplastic Membrane Roofing
07620	Sheet Metal Flashing And Trim
07720	Roof Hatch
07841	Through Penetration Firestop Systems
07920	Joint Sealants

DIVISION 8 - DOORS AND WINDOWS

08100	Steel Doors And Frames
08211	Flush Wood Doors
08361	Sectional Overhead Doors
08411	Aluminum Framed Entrances and Storefronts
08710	Door Hardware
08712	Security Key Keeper
08800	Glazing
08830	Mirrors
08950	Translucent Wall System

DIVISION 9 - FINISHES

09260	Gypsum Board Assemblies
09265	Gypsum Board Shaft Wall Assemblies
09300	Tile
09511	Acoustical Panel Ceilings
09640	Wood Flooring
09651	Resilient Base and Accessories
09652	Resilient Floor Coverings
09680	Carpet
09681	Carpet Tile
09720	Wall Coverings
09911	Painting
09945	Special Metallic Coatings
09965	Elastomeric Coatings

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DIVISION 10 - SPECIALTIES

10101	Visual Display Surfaces
10170	Solid Color Reinforced Composite Partitions
10265	Impact Resistant Wall Protection
10270	Access Flooring
10340	Exterior Clocks
10350	Flagpoles
10431	Signs
10505	Metal Lockers
10520	Fire Protection Specialties
10801	Toilet and Bath Accessories

DIVISION 11 - EQUIPMENT

11160	Loading Dock Equipment
11451	Residential Appliances
11490	Outdoor Athletic Equipment

DIVISION 12 - FURNISHINGS

12494	Roller Shades
12760	Telescoping Gym Seats

DIVISION 13 - SPECIAL CONSTRUCTION

13850	Building Alarm Monitoring System
13930	Fire Sprinkler System
13967	Clean Agent Extinguishing Systems

DIVISION 14 - CONVEYING SYSTEMS

14240	Hydraulic Elevators

VOLUME II

DIVISION 15 - MECHANICAL

15000	General Provisions
15050	Basic Materials and Methods
15055	Motors
15060	Hangers & Supports
15071	Mechanical Vibration & Seismic Controls
15075	Mechanical Identification
15080	Mechanical Insulation
15110	Valves

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15122	Meters and Gages
15140	Domestic Water Piping
15145	Domestic Water Piping Specialties
15150	Sanitary Waste and Vent Piping
15155	Drainage Piping Specialties
15160	Storm Drainage Piping
15165	Storm Drainage Piping Specialties
15181	Hydronic Piping
15185	Hydronic Pumps
15195	Facility Natural Gas Piping
15211	General Service Compressed Air Piping
15251	General Service Compressed Air Equipment
15410	Plumbing Fixtures
15441	Domestic Water Pumps
15485	Electric Water Heaters
15486	Fuel Fired Water Heaters
15513	Condensing Boilers
15550	Breechings, Chimneys, and Stacks
15630	Variable Frequency Drives
15732	Rooftop Air Conditioners
15734	Computer Room Air Conditioning Units
15738	Split-System Air-Conditioning Units
15752	Humidifiers
15765	Wall and Ceiling Heaters
15772	Radiant Heating Piping
15815	Metal Ducts
15820	Duct Accessories
15838	Power Ventilators
15840	Air Terminal Units
15855	Diffusers, Registers & Grilles
15861	Air Filters
15900	Controls and Instrumentation
15950	Testing, Adjusting and Balancing

DIVISION 16 - ELECTRICAL

16010	General Provisions

16100	Basic Materials and Methods
16110	Conduits and Related Products
16114	Cable Tray
16120	Conductors and Connectors
16134	Outlet Boxes
16135	Floor Boxes
16140	Wiring Devices
16150	Disconnects, Starters and Equipment Connections
16181	Fuses
16199	Identification

16425	Switchboards and Switchgear
16430	Panelboards
16432	Elevator Equipment Connections

TABLE OF CONTENTS	00010-5
BID PACKAGE #2 - BUILDING CONSTRUCTION & SITE IMPROVEMENTS

PEOPLE TO PEOPLE	A101-1997 EXHIBIT A
AMBASSADOR PROGRAMS	August 16, 2006
wolfe Architectural group, p.s.	Page 6

16440	Contactors
16450	Grounding
16460	Dry-Type Transformers
16480	Transient Voltage Surge Suppression
16485	Uninterruptible Power Supply
16492	Diesel Generator Set
16495	Automatic Transfer Switch

16510	Lighting
16520	Occupancy Sensors
16580	Low Voltage Lighting Control

16760	Communications System
16775	Premise wiring System
16790	Security Management System
16795	TV Distribution System
Panel Schedules

TABLE OF CONTENTS	00010-6
BID PACKAGE #2 - BUILDING CONSTRUCTION & SITE IMPROVEMENTS

PEOPLE TO PEOPLE	A101-1997 EXHIBIT A
AMBASSADOR PROGRAMS	August 16, 2006
wolfe Architectural group, p.s.	Page 7

DRAWING INDEX

T1.0	TITLE SHEET
T2.0	IBC REVIEW - FIRST FLOOR
T2.1	IBC REVIEW - SECOND FLOOR

LANDSCAPE

L1.13	OVERALL LANDSCAPE PLAN
L2.13	ENLARGED LANDSCAPE PLAN
L3.13	ENLARGED LANDSCAPE PLAN
L4.13	ENLARGED LANDSCAPE PLAN
L5.13	ENLARGED LANDSCAPE PLAN
L6.13	ENLARGED LANDSCAPE PLAN
L7.13	OVERALL LANDSCAPE IRRIGATION PLAN
L8.13	ENLARGED LANDSCAPE IRRIGATION PLAN
L9.13	ENLARGED LANDSCAPE IRRIGATION PLAN
L10.13	ENLARGED LANDSCAPE IRRIGATION PLAN
L11.13	ENLARGED LANDSCAPE IRRIGATION PLAN
L12.13	ENLARGED LANDSCAPE IRRIGATION PLAN
L13.13	LANDSCAPE AND IRRIGATION DETAILS

CIVIL

C1.0	EXISTING SITE SURVEY

C2.0	CIVIL SITE PLAN

C3.0	EROSION CONTROL PLAN

C4.0	MASS GRADING PLAN
C4.1	FINE GRADING PLAN

C5.0	STORM WATER PLAN
C5.1	STORM WATER PROFILES
C5.2	STORM WATER PROFILES

C6.0	UTILITY PLAN
C6.1	SANITARY SEWER PROFILES
C6.2	WATER PROFILES

C7.0	SITE NOTES
C7.1	SITE DETAILS
C7.2	SITE DETAILS
C7.3	SITE DETAILS

ARCHITECTURAL

A1.0	ARCHITECTURAL SITE PLAN/ENLARGED SITE PLAN
A1.1	HORIZONTAL CONTROL PLAN
A1.2	ENLARGED SITE PLAN - PLAZA
TRASH ENCLOSURE / SITE DETAILS
A1.3	SITE DETAILS
A1.4	SITE SIGNAGE/MOCK-UP WALL

A2.0	OVERALL FLOOR PLAN - MAIN LEVEL
A2.1	OVERALL FLOOR PLAN - SECOND LEVEL
A2.2	ENLARGED PARTIAL FLOOR PLAN - MAIN LEVEL PRODUCTION
A2.3	ENLARGED PARTIAL FLOOR PLAN - MAIN LEVEL OFFICE / HUB
A2.4	ENLARGED PARTIAL FLOOR PLAN - SECOND LEVEL PRODUCTION
A2.5	ENLARGED PARTIAL FLOOR PLAN - SECOND LEVEL OFFICE / HUB
A2.6	ENLARGED FLOOR PLANS, PLAN DETAILS - MAIN LEVEL

A3.0	OVERALL REFLECTED CEILING PLAN - MAIN LEVEL, DETAILS
A3.1	OVERALL REFLECTED CEILING PLAN - SECOND LEVEL, DETAILS
A3.2	REFLECTED CEILING PLAN DETAILS

A4.0	ROOF PLAN, DETAILS
A4.1	ROOF DETAILS

A5.0	EXTERIOR ELEVATIONS
A5.1	ENLARGED EXTERIOR ELEVATIONS
A5.2	ENLARGED EXTERIOR ELEVATIONS AND DETAILS
A5.3	PRECAST SHAPES AND DETAILS
MASONRY SHAPES AND DETAILS

A6.0	BUILDING SECTIONS
A6.1	BUILDING SECTIONS
A6.2	BUILDING SECTIONS

A7.0	WALL SECTIONS
A7.1	WALL SECTIONS
A7.2	WALL SECTIONS
A7.3	WALL SECTIONS

A8.0	ARCHITECTURAL FURNITURE AND EQUIPMENT PLAN - MAIN LEVEL
A8.1	ARCHITECTURAL FURNITURE AND EQUPMENT PLAN - SECOND LEVEL
A8.2	ARCHITECTURAL INTERIOR ELEVATIONS
A8.3	ARCHITECTURAL INTERIOR ELEVATIONS
A8.4	ARCHITECTURAL ENLARGED PLANS/INTERIOR ELEVATIONS
A8.6	ARCHITECTURAL INTERIOR SECTIONS AND DETAILS
A8.7	ARCHITECTURAL ROOM FINISH SCHEDULE AND FINISH KEY - MAIN LEVEL
A8.8	ARCHITECTURAL ROOM FINISH SCHEDULE AND FINISH KEY - SECOND LEVEL
A8.9	ARCHITECTURAL FLOOR PATTERN PLAN - MAIN LEVEL
A8.10	ARCHITECTURAL FLOOR PATTERN PLAN - SECOND LEVEL

A9.0	DOOR SCHEDULE
A9.1	WINDOW TYPES
A9.2	WINDOW DETAILS, DOOR DETAILS, MISC. DETAILS

A10.0	STAIR SECTIONS AND DETAILS
A10.1	STAIR SECTIONS AND DETAILS

A11.0	ELEVATOR PLANS AND DETAILS

STRUCTURAL

S1.1	GENERAL NOTES AND ABBREVIATIONS

S2.1	PARTIAL FOUNDATION PLAN - MAIN LEVEL PRODUCTION
S2.2	PARTIAL FOUNDATION PLAN - MAIN LEVEL OFFICE / HUB
S2.3	PARTIAL SECOND FLOOR FRAMING PLAN - PRODUCTION
S2.4	PARTIAL SECOND FLOOR FRAMING PLAN - OFFICE / HUB
S2.5	PARTIAL ROOF FRAMING PLAN - PRODUCTION
S2.6	PARTIAL ROOF FRAMING PLAN - OFFICE / HUB

S3.1	BRACED FRAME ELEVATIONS AND DETAILS

S4.1	FOUNDATION DETAILS
S4.2	FOUNDATION DETAILS

S5.1	FRAMING DETAILS
S5.2	FRAMING DETAILS

MECHANICAL

M1.1	LEGENDS, ABBREVIATIONS - MECHANICAL
M2.1	SCHEDULES - MECHANICAL
M2.2	SCHEDULES - MECHANICAL

M3.1	PRODUCTION AREA-FOUNDATION PLAN-PLUMBING
M3.2	OFFICE / HUB AREA-FOUNDATION PLAN-PLUMBING
M3.3	PARTIAL ENLARGED FOUNDATION PLANS-PLUMBING
M3.4	PRODUCTION AREA-FIRST FLOOR PLAN-PLUMBING
M3.5	OFFICE / HUB AREA-FIRST FLOOR PLAN-PLUMBING
M3.6	PARTIAL ENLARGED FIRST FLOOR PLANS-PLUMBING
M3.7	PRODUCTION AREA-SECOND FLOOR PLAN-PLUMBING
M3.8	OFFICE / HUB AREA-SECOND FLOOR PLAN-PLUMBING
M3.9	PARTIAL ENLARGED SECOND FLOOR PLANS-PLUMBING
M3.10	ROOF PLAN - MECHANICAL

M4.1	PRODUCTION AREA-FIRST FLOOR PLAN-HVAC
M4.2	OFFICE / HUB AREA-FIRST FLOOR PLAN-HVAC
M4.3	PRODUCTION AREA-SECOND FLOOR PLAN-HVAC
M4.4	OFFICE / HUB AREA-SECOND FLOOR PLAN-HVAC
M4.5	FIRST FLOOR PLAN - SNOW MELT SYSTEM

M5.1	DETAILS AND RISER DIAGRAMS - PLUMBING
M5.2	MECHANICAL DETAILS
M5.3	SNOW MELT SYSTEM RISER DIAGRAM AND ENLARGED MECHANICAL ROOM PLAN - MECHANICAL
M5.4	SECTIONS - MECHANICAL

M6.1	TEMPERATURE CONTROL DETAILS
M6.2	TEMPERATURE CONTROL DETAILS

ELECTRICAL

E0.1	LIGHTING FIXTURE SCHEDULE AND SYMBOL LIST
E0.2	MECHANICAL EQUIPMENT SCHEDULES, DETAILS AND NOTES

E1.1	ELECTRICAL SITE PLAN AND NOTES
E1.2	ENLARGED PLAZA ELECTRICAL PLAN
E1.3	SITE PLAN ELECTRICAL DETAILS

E2.1	FIRST FLOOR AREA 'A' - LIGHTING PLAN
E2.2	FIRST FLOOR AREA 'B' - LIGHTING PLAN
E2.3	SECOND FLOOR AREA 'A' - LIGHTING PLAN
E2.4	SECOND FLOOR AREA 'B' - LIGHTING PLAN

E3.1	FIRST FLOOR AREA 'A' - POWER PLAN
E3.2	FIRST FLOOR AREA 'B' - POWER PLAN
E3.3	SECOND FLOOR AREA 'A' - POWER PLAN
E3.4	SECOND FLOOR AREA 'B' - POWER PLAN
E3.5	ROOF PLAN - ELECTRICAL

E4.1	FIRST FLOOR AREA 'A' - SYSTEMS PLAN
E4.2	FIRST FLOOR AREA 'B' - SYSTEMS PLAN
E4.3	SECOND FLOOR AREA 'A' - SYSTEMS PLAN
E4.4	SECOND FLOOR AREA 'B' - SYSTEMS PLAN

E5.1	ONE-LINE DIAGRAM, FEEDER SCHEDULE, NOTES

E6.1	ELECTRICAL DETAILS
E6.2	ELECTRICAL DETAILS
E6.3	TELECOMMUNICATIONS DETAILS
E6.4	A/V DETAILS

END OF EXHIBIT A

TABLE OF CONTENTS	00010-7
BID PACKAGE #2 - BUILDING CONSTRUCTION & SITE IMPROVEMENTS